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                                                                   Exhibit 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 12, 2002 relating to the financial statements and financial statement schedules of Prudential Financial, Inc., which appears in the Annual Report on Form 10-K of Prudential Financial, Inc. for the year ended December 31, 2001.

                                          PRICEWATERHOUSECOOPERS LLP

                                          /S/ PRICEWATERHOUSECOOPERS LLP
                                          New York, New York
                                          May 8, 2002